                          DELAWARE GROUP EQUITY FUNDS I

                             Delaware Balanced Fund
                                  (the "Fund")

                      Supplement to the Fund's Prospectuses
                             dated February 28, 2007

On August 16,  2007,  the Board of  Trustees of Delaware  Group  Equity  Funds I
unanimously  voted to approve  changes to the Fund's  investment  strategies and policies to: (1) increase  the Fund`s  ability to invest in illiquid  securities from 10% to 15% of net assets;  (2) broaden the Fund`s  investment  authority to invest  in  swaps  of  up  to 30  years;  and  (3)  permit  investments  without restriction in loan participations.  In addition,  Kevin P. Loome has been added as a member of the team that has primary  responsibility  for making  investment decisions for the fixed income portion of the Fund.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following replaces the portion of the table related to Repurchase agreements in the section  entitled  "How we manage the Fund - The  securities we typically invest in."

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Repurchase agreements: An agreement between   Typically, we use repurchase agreements as a
a buyer of securities, such as a fund, and    short-term investment for the Fund's cash
a seller of securities in which the seller    position. In order to enter into these repurchase
agrees to buy the securities back within a    agreements, the Fund must have collateral of at
specified time at the same price the buyer    least 102% of the repurchase price. We may not
paid for them, plus an amount equal to an     have more than 15% of the Fund's net assets in
agreed upon interest rate.  Repurchase        repurchase agreements with maturities of over
agreements are often viewed as equivalent     seven days. We will only enter into repurchase
to cash.                                      agreements in which the collateral is comprised
                                              of U.S. government securities.
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The following replaces the portion of the table related to Restricted securities in the section  entitled  "How we manage the Fund - The  securities we typically invest in."

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Restricted securities: Privately placed       We may invest in privately placed securities,
securities whose resale is restricted under   including those that are eligible for resale only
U.S. securities laws.                         among certain institutional buyers without
                                              registration, which are commonly known as "Rule
                                              144A Securities."  Restricted securities that are
                                              determined to be illiquid may not exceed the
                                              Fund's 15% limit on illiquid securities.
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The following  replaces the portion of the table related to Illiquid  securities in the section  entitled  "How we manage the Fund - The  securities we typically invest in."

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Illiquid securities: Securities that do not   We may invest up to 15% of the Fund's net assets
have a ready market and cannot be readily     in illiquid securities.
sold within seven days at approximately the
price at which a fund has valued them.
Illiquid securities include repurchase
agreements maturing in more than seven days.
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The following information about Loan participations is added to the table in the section  entitled "How we manage the Fund - The  securities we typically  invest
in."

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Loan participations: An interest in a loan     The Fund may invest without restriction in loan
or other direct indebtedness, such as an       participations that meet the credit standards
assignment, that entitles the acquiring of     established by the portfolio managers.  The
such interest to payments of interest,         portfolio managers perform their own independent
principal, and/or other amounts due under      credit analysis on each borrower and on the
the structure of the loan or other direct      collateral securing each loan.  The portfolio
indebtedness. In addition to being             managers consider the nature of the industry in
structured as secured or unsecured loans,      which the borrower operates, the nature of the
such investments could be structured as        borrower's assets, and the general quality and
novations or assignments or represent trade    creditworthiness of the borrower.  The Fund may
or other claims owed by a company to a         invest in loan participations in order to
supplier.                                      enhance total return, to affect diversification
                                               or to earn additional income.  The Fund will not
                                               use loan participations for reasons inconsistent
                                               with its investment objective.
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The following replaces the portion of the table related to Interest rate risk in the section  entitled  "How we manage the Fund - The risks of  investing  in the
Fund."

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Interest rate risk is the risk that           We do not try to increase return by predicting
securities, particularly bonds with longer    and aggressively capitalizing on interest rate
maturities, will decrease in value if         moves. Instead, we aim to keep the interest rate
interest rates rise.                          risk similar to the Lehman Brothers Aggregate
                                              Bond Index.
Swaps may be particularly sensitive to
interest rate changes.  Depending on the      Each business day, we will calculate the amount
actual movements of interest rates and how    the Fund must pay for swaps it holds and will
well the portfolio manager anticipates        segregate cash or other liquid securities to
them, a fund could experience a higher or     cover that amount.
lower return than anticipated.
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The following replaces the portion of the table related to Liquidity risk in the section entitled "How we manage the Fund - The risks of investing in the Fund."

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Liquidity risk is the possibility that        We limit exposure to illiquid securities to no
securities cannot be readily sold within      more than 15% of the Fund's net assets.
seven days at approximately the price at
which a fund has valued them.
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The  following  information  about Loans and other direct  indebtedness  risk is added to the table in the section  entitled  "How we manage the Fund - The risks of investing in the Fund."

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Loans and other direct indebtedness risk      These risks may not be completely eliminated, but
involves the risk that a fund will not        we will attempt to reduce these risks through
receive payment of principal, interest, and   portfolio diversification, credit analysis, and
other amounts due in connection with these    attention to trends in the economy, industries,
investments and will depend primarily on      and financial markets. Should we determine that
the financial condition of the borrower.      any of these securities are illiquid, these would
Loans that are fully secured offer a fund     be subject to the Fund's restrictions on illiquid
more protection than an unsecured loan in     securities.
the event of non-payment of scheduled
interest or principal, although there is no
assurance that the liquidation of
collateral from a secured loan would
satisfy the corporate borrower's
obligation, or that the collateral can be
liquidated. Some loans or claims may be in
default at the time of purchase. Certain of
the loans and the other direct indebtedness
acquired by a fund may involve revolving
credit facilities or other standby
financing commitments which obligate a fund
to pay additional cash on a certain date or
on demand. These commitments may require a
fund to increase its investment in a
company at a time when that fund might not
otherwise decide to do so (including at a
time when the company's financial condition
makes it unlikely that such amounts will be
repaid). To the extent that a fund is
committed to advance additional funds, it
will at all times hold and maintain in a
segregated account cash or other high-grade
debt obligations in an amount sufficient to
meet such commitments.

As a fund may be required to rely upon
another lending institution to collect and
pass onto a fund amounts payable with
respect to the loan and to enforce a fund's
rights under the loan and other direct
indebtedness, an insolvency, bankruptcy, or
reorganization of the lending institution
may delay or prevent a fund from receiving
such amounts. The highly leveraged nature
of many such loans and other direct
indebtedness may make such loans and other
direct indebtedness especially vulnerable
to adverse changes in economic or market
conditions. Investments in such loans and
other direct indebtedness may involve
additional risk to a fund.
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The following paragraphs are added to the section entitled "Who manages the Fund
- Portfolio  managers" relating to the management of the fixed income portion of the Fund.

Paul  Grillo,  Roger A. Early,  Thomas H. Chow,  and Kevin P. Loome have primary responsibility for making day-to-day  investment  decisions for the fixed income portion of the Fund.  Mr.  Grillo has been  managing  the Fund since April 2000.
Messrs.  Early and Chow  assumed  responsibility  for the Fund in May 2007.  Mr.
Loome assumed responsibility for the Fund in August 2007.

Kevin P. Loome, CFA, Senior Vice President,  Senior Portfolio  Manager,  Head of
High Yield Investments
Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction  and  strategic  asset  allocation  of all high yield fixed  income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T.  Rowe  Price,  starting  as an  analyst  and  leaving  the firm as a portfolio  manager.  He began his career  with  Morgan  Stanley  as a  corporate finance  analyst in the New York and London  offices.  Mr.  Loome  received  his bachelor's  degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.